1933 ACT REGISTRATION NO. 333-83871
                                             1940 ACT REGISTRATION NO. 811-09495
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER
        THE SECURITIES ACT OF 1933 ..................................  X
         PRE-EFFECTIVE AMENDMENT NO. ................................  3
         POST-EFFECTIVE AMENDMENT NO. ...............................
          AND/OR
      REGISTRATION STATEMENT UNDER
        THE INVESTMENT COMPANY OF 1940...............................  X
         AMENDMENT NO. ..............................................  3


                              ---------------------

                             THE LEGACY FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   61 BROADWAY
                          NEW YORK, NEW YORK 10006-2802
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 269-7862

                                 JAMES H. BLUCK
                            HUGHES HUBBARD & REED LLP
                             ONE BATTERY PARK PLAZA
                            NEW YORK, NEW YORK 10004
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

TITLE OF SECURITIES BEING REGISTERED:     SHARES OF BENEFICIAL INTEREST, PAR
                                          VALUE $.001 PER SHARE

================================================================================

                             THE LEGACY FUNDS, INC.

                                   -----------
                              CROSS REFERENCE SHEET

N-1A ITEM NO.                                          LOCATION
-------------                                          --------

PART A      INFORMATION REQUIRED IN A PROSPECTUS

Item 1. Front and Back Cover Pages...................  Front and Back Cover
                                                         Pages of the
                                                         Prospectus

Item 2. Risk/Return Summary:  Investments, Risks,
        and Performance..............................  Investment Objective;
                                                         Investment Process
                                                         and Strategy;
                                                         Principal Risks

Item 3. Risk/Return Summary:  Fee Table..............  Fees and Expenses

Item 4. Investment Objectives, Principal Strategies,   Additional Information
        and Related Risks............................    about the Fund's
                                                         Investments;
                                                         Additional Risk
                                                         Information

Item 5. Management's Discussion of Fund Performance..  Not Applicable

Item 6. Management, Organization, and Capital          Investment Adviser;
        Structure....................................    Portfolio Manager

Item 7. Shareholder Information......................  Share Price--Net Asset
                                                         Value; Purchasing
                                                         Shares; Redeeming
                                                         Shares; Retirement
                                                         Investing; Account
                                                         Instructions;
                                                         Distributions and
                                                         Taxation

Item 8. Distribution Arrangements....................  Marketing,
                                                         Distribution and
                                                         Administration

Item 9. Financial Highlights Information.............  Not Applicable

PART B      INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10. Cover Page and Table of Contents............  Cover Page and Table of
                                                         Contents of the
                                                         Statement of
                                                         Additional Information

Item 11. Fund History................................  General Information

Item 12. Description of the Fund and Its Investments
         and Risks..................................   Additional Information
                                                         About the Fund's
                                                         Investments; Investment
                                                         Restrictions; Portfolio
                                                         Transactions and
                                                         Turnover

Item 13. Management of the Fund.....................   Management of the Trust

Item 14. Control Persons and Principal Holders of
         Securities.................................   Management of the Trust

Item 15. Investment Advisory and Other Services.....   Management of the
                                                         Trust; Service
                                                         Agreements

Item 16. Brokerage Allocation and Other Practices...   Service Agreements;
                                                         Portfolio Transactions
                                                         and Turnover

Item 17. Capital Stock and Other Securities..........  Shares of Beneficial
                                                         Interest

Item 18. Purchase, Redemption and Pricing of Shares..  Additional Information
                                                         About Purchases and
                                                         Sales

Item 19. Taxation of the Fund........................  Dividends

Item 20. Underwriters................................  Service Agreements

Item 21. Calculation of Performance Data.............  Investment Performance

Item 22. Financial Statements........................  Financial Statements

PART C      OTHER INFORMATION

      INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C TO THIS REGISTRATION STATEMENT.

                                     [LOGO]



                               LEGACY GROWTH FUND



             A diversified fund of growth-oriented equity securities
               having the objective of long term growth of capital


                                   PROSPECTUS


                                February 4, 2000


                                -----------------



                             THE LEGACY FUNDS, INC.
                                   61 Broadway
                               New York, NY 10006
                                   31st Floor
                                 (800) 221-2598



Shares of the Legacy Growth Fund are sold through the Fund's Distributor, Ingalls & Snyder LLC. Shares are available for IRAs and retirement plans. The Fund is not available in all states; please call the Fund or your investment professional for details. This prospectus does not constitute an offer to sell or the solicitation of an offer to sell securities in any jurisdiction where the offer or sale is not permitted.

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Risk/Return Summary; Investments,
 Risks and Performance              6
      Investment Objective          6
      Investment Process and
         Strategy                   6
      Principal Risks               7
      Performance Summary           8
Fees and Expenses                   8
Investment Adviser                  9
Portfolio Manager                   9
Advisory Board                      10
Additional Information about the
   Fund's Investments               11
Additional Risk Information         12
Share Price -- Net Asset Value      13
Purchasing Shares                   14
Redeeming Shares                    14
Retirement Investing                15
Account Instructions                17
Marketing, Distribution and
   Administration                   18
Distributions and Taxation          18
Inquiries                           20
Additional Information              21

             RISK/RETURN SUMMARY; INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

      The objective of the Fund is to achieve long-term growth of capital for its shareholders.

INVESTMENT PROCESS AND STRATEGY

      The Fund's investment adviser, Ingalls & Snyder LLC, was founded in 1924. The investment adviser regularly monitors the financial and investment outlook in the United States and abroad in an effort to anticipate and understand changing business, economic and political trends that may affect the Fund's investments.

      The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and to a lesser extent other equity securities (such as preferred stock) of growth-oriented companies, i.e. companies whose growth, cash flow and earnings prospects are promising in the opinion of the Fund's investment adviser. The investment adviser performs comprehensive research designed to identify companies that offer attractive investment opportunities. In particular, the Fund seeks companies having strong balance sheets, highly capable managements, unique aspects to their businesses (such as unique products, franchises or unique services), positive and growing cash flows, high returns on equity and superior rates of growth of earnings over an extended period. The growth-oriented companies in which the Fund invests consist primarily of U.S. domestic companies with significant foreign sales or operations or significant overseas growth opportunities. The investment adviser believes that investments in these types of companies permit the Fund to participate in both domestic and overseas growth opportunities without the additional risks of investing directly in foreign securities. Many growth companies pay low or no dividends, and investors should not invest in the Fund for current income.

      In evaluating investment opportunities, the investment adviser employs fundamental, qualitative, statistical and quantitative analysis of individual companies as well as research concerning industries and industry segments. The investment adviser considers the following factors, among other things, in evaluating a company's growth prospects: the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in its market share. In evaluating the quality of a company's management, the investment adviser considers, among other things, the historical financial performance of the company as well as the management's reputation in the relevant industry. From time to time the investment adviser seeks to meet with the management of companies in which the Fund invests or may consider investing. There is no guarantee, however, that the investment adviser will be able to meet with the management of these companies.

      The majority of the holdings in the Fund will be in large capitalization common stocks (over $10 billion market capitalization). The Fund also may invest in foreign securities and securities of medium and small sized companies. Holdings of medium and small sized companies normally would not represent over fifteen percent of the net assets of the Fund. Holdings of foreign securities normally would not represent over ten percent of the Fund's net assets.

      Under normal market conditions, it is the Fund's policy to invest substantially all of its assets in common stocks and to a lesser extent other equity securities. However, if the Fund's investment adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in short-term non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. government securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the investment adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to achieving the Fund's investment objective.

      The investment adviser anticipates that it will employ leverage by borrowing money for the purpose of making additional investments. The Fund may borrow from banks or other lenders and may enter into reverse repurchase agreements. The Fund normally will limit borrowings for leverage purposes to a maximum of ten percent of the net assets of the Fund. Money borrowed is subject to interest costs.

      In the management of the Fund's investments the investment adviser employs a long term, limited turnover investment approach. The Fund seeks to achieve its long term growth objective primarily by purchasing and holding common stocks and to a lesser extent other equity securities over an extended period. This limited turnover approach tends to reduce transaction costs and reduce the realization of short term capital gains which, when distributed to U.S. shareholders, would be taxable to them as ordinary income.

      This investment approach, however, could result in the accumulation over time of a substantial amount of unrealized capital gains. If the Fund sells an investment with substantial unrealized gains, those gains, when distributed to the shareholders of the Fund will be taxable to U.S. shareholders owning shares at that time, even though the shareholder may not have been a shareholder of the Fund during all or a portion of the period during which the unrealized gains were accumulated.

      See "Additional Information about the Fund's Investments" on page 7.

PRINCIPAL RISKS

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money. Loss of money is a risk of investing in the Fund. The principal risk factors for the Fund are discussed below. Before you invest, please make sure you understand the risks that apply to your investment.

      MARKET AND INVESTMENT RISKS. The principal risk of investing in the Fund is that common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. While common stocks have historically been a leading choice of long-term growth-oriented investors, stock prices may decline over short or even extended periods. Therefore, the value of your investment in the Fund may go up and down and you could lose money.

      PORTFOLIO STRATEGY RISKS. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the Fund's assets. If the investment adviser's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

      SMALL CAPITALIZATION STOCK RISK. To the extent the Fund invests in securities of small sized companies, the Fund's investments are subject to certain risks of small capitalization companies. These risks include the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

      MEDIUM CAPITALIZATION STOCK RISK. To the extent the Fund invests in securities of medium sized companies, the Fund's investments are subject to certain risks of medium capitalization companies. These risks include the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

      RISKS ASSOCIATED WITH FOREIGN OPERATIONS OF PORTFOLIO COMPANIES AND FOREIGN COMPANIES. To the extent the Fund invests in companies with significant foreign sales or operations, the Fund's investments are subject to certain risks of foreign markets. These risks include the risk of currency fluctuations, nationalization, expropriation, confiscatory taxation, political changes and diplomatic developments that could adversely affect the foreign operations of companies in which the Fund invests and the value of the Fund's investments.

      RISKS OF LEVERAGE. The Fund may employ leverage by borrowing money for the purpose of making additional investments. This could have the effect of magnifying the Fund's gains or losses or could result in increased volatility of the Fund's share price. In order to limit such risks, the Fund normally limits borrowings for leverage purposes to a maximum of ten percent of the net assets of the Fund. Money borrowed is subject to interest costs.

      YEAR 2000 RISKS. The Fund could be adversely affected if the computer systems used by the Fund or its service providers do not function properly when processing date-related information on or after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Fund has taken steps it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems it uses, and has received representations from its software and service providers that they have adapted their mission critical customer applications for a successful conversion to the millennium change date. However, there can be no assurance that the operations of and services provided to the Fund and its shareholders will not be adversely affected.

      The Year 2000 Issue affects practically all companies, organizations and markets, including companies in which the Fund invests and the markets in which they trade. At this time, no one knows precisely what the degree of impact of the Year 2000 Issue will be. To the extent impact of the Year 2000 Issue on investments made by the Fund or on the securities markets or the economy is negative, it could seriously affect the Fund's investment performance.
Businesses in foreign countries generally may have undertaken less extensive efforts than U.S. companies to identify and correct Year 2000 problems affecting them. Accordingly, there may be a greater risk that the Year 2000 Issue will result in adverse consequences in foreign economies and markets, which could adversely affect companies, such as the ones in which the Fund invests, that have significant foreign sales or operations.

      The Fund and its service providers do not appear to have been adversely affected by computer problems related to the transition to the Year 2000. However, there remains a risk that such problems could arise or be discovered in the future. The Fund's service providers have informed the Fund that they intend to monitor and correct any Year 2000 problems that may arise or be discovered affecting the computer systems relied on by the Fund.

PERFORMANCE SUMMARY

      The bar chart and performance table customarily contained in mutual fund prospectuses is not included because the Fund is new and does not have a full fiscal year of operating history.

                                FEES AND EXPENSES

      The following tables describe the fees and estimated expenses that you may pay if you buy and hold shares of the Fund.

      SHAREHOLDER FEES (fees paid directly from your investment).....   None+

      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

         Management Fees.............................................   1.00%
         Distribution and Service (12b-1) Fees.......................   0.50%
         Other Expenses..............................................   0.90%
                                                                        -----
         Total Annual Fund Operating Expenses........................   2.40%*
         Less fee waiver and expense reimbursement...................  (0.70%)**
                                                                       -------
         Net Expenses................................................   1.70%

+ Currently there is a $25.00 wire redemption fee assessed by the Fund, which is subject to change. There is no fee for redemptions where proceeds are sent by check.

* The Fund is new. Therefore, the amount of "Other Expenses" and "Total Annual Operating Expenses" are based on estimated amounts for the first year of operations and do not reflect any fee waiver or expense limitation.

** Ingalls & Snyder has contractually agreed to waive its advisory fee or reimburse the Fund's expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses on an annualized basis do not exceed 1.70% of the Fund's average net assets for the first twelve months of operations. This contractual fee waiver may not be discontinued or modified by Ingalls & Snyder during the stated period.

EXAMPLE

The following example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR     3 YEARS

                                 $173       $682*

* This example assumes that Ingalls & Snyder's agreement to waive fees and reimburse the Fund's expenses is not extended beyond its initial period.

                               INVESTMENT ADVISER

      Ingalls & Snyder LLC, 61 Broadway, New York, NY 10006-2802, serves as the investment adviser for the Fund and is responsible for managing the Fund's portfolio of securities. As investment adviser, Ingalls & Snyder identifies companies for investment, determines when securities should be purchased or sold by the Fund and selects brokers or dealers, which may include Ingalls & Snyder, to execute transactions for the Fund's portfolio. For its services the investment adviser receives an annual fee equal to 1.00% of the Fund's average net assets. Ingalls & Snyder has contractually agreed to waive its advisory fee or reimburse the Fund's expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses on an annualized basis do not exceed 1.70% of the Fund's average net assets for the first year of operations. This contractual fee waiver may not be discontinued or modified by Ingalls & Snyder during the stated period.

      Ingalls & Snyder was founded in 1924. Registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisors Act of 1940, the firm provides investment services to clients of substance, including retirement plans, IRAs, corporations, individuals, trusts, estates, and charitable organizations located in the United States and abroad. Ingalls & Snyder also is a registered broker-dealer and a member of the New York and American Stock Exchanges and the National Association of Securities Dealers.

      Almost 6,000 client accounts, valued at $3 billion, are entrusted to Ingalls & Snyder for investment management, research, or the execution of transactions. Of that amount, approximately $2 billion is managed on a discretionary or investment advisory basis. Ingalls & Snyder is wholly owned by its directors, who are actively involved in all phases of the firm's operations.

                                PORTFOLIO MANAGER

      The Portfolio Manager of the Fund is Robert E. Belknap, a Managing Director of Ingalls & Snyder LLC. As Portfolio Manager, Mr. Belknap has primary responsibility for managing the Fund's investment portfolio.

      Mr. Belknap has over thirty-four years experience as an investment adviser to individuals, charitable organizations, corporations, trusts and retirement accounts in the United States and abroad. At the date of this prospectus, he manages discretionary portfolios using techniques substantially the same as those to be used by the Fund with aggregate assets in excess of $200 million. Mr. Belknap graduated from the University of Virginia in 1961, served as a line officer in the U.S. Navy and specialized in finance and investments at the New York University Graduate School of Business. He is a Senior Security Analyst of the New York Society of Security Analysts, a North American Member of the International Society of Financial Analysts, and a Fellow Member of the Financial Analysts Federation and of the Association of Investment Management and Research. Prior to joining Ingalls & Snyder as a Principal in 1993, Mr. Belknap was a Senior Vice President of Seligman Securities, Inc. with responsibility for managing client investment portfolios and concurrently Principal of Robert E. Belknap & Co.

                                 ADVISORY BOARD

      The Advisory Board consists of persons who are, in the judgment of the investment adviser, knowledgeable about business, trade, political and economic matters. The Portfolio Manager may consult with individual members of the Advisory Board from time to time concerning business, trade, political and economic matters in the United States or abroad. Members of the Advisory Board do not possess any authority or responsibility with respect to the Fund's investments. The Portfolio Manager does not discuss specific investments with members of the Advisory Board, nor do members of the Advisory Board give investment advice to the Fund. The members of the Advisory Board are listed below.

    Thomas H. Belknap, Esq.<F1>                 Mr. C. P. T. Vaughan-Johnson
    Member                                      Deputy Chairman
    Hill & Barlow, A Professional Corporation   Duncan Lawrie Limited
    Boston                                      London

    Mr. David G. Booth                          Mr. Wynant D. Vanderpoel
    Managing Director, Ret.                     Private Investor
    Morgan Stanley Dean Witter, Inc.            New York
    New York

    Mr. W. Neville Conyers                      Mr. Lewis M. Weston
    Chairman                                    Retired Partner
    Bermuda Aviation Services                   Goldman Sachs & Co.
    Hamilton, Bermuda                           New York

    Mr. Christopher Wetherhill                  Mr. Marc Declerck
    Managing Director                           Havaux & Cie Ltd.
    Hemisphere Management Ltd.                  Brussels
    Hamilton, Bermuda

    Mr. Christopher Finn                        Mr. Edward Wheeler
    Managing Director-International             Senior Vice President
    The Carlyle Group Inc.                      The Buckingham Research Group,
    New York                                    New York

    Mr. Jolmer D. Gerritse                      Mr. Robert D. White
    Managing Director                           Chief Operating Officer
    SNS Securities N.V.                         Investor Select Advisors, Inc.
    Amsterdam                                   Dublin

    Mr. John G. Hunter                          Roger T. Wickers, Esq.
    Managing Director                           Senior Vice President and
    The Management Exchange Inc.                  General Counsel, Ret.
    New York                                    The Keystone Group
                                                Boston


--------------------
<F1>
Thomas H. Belknap, Esq. is the brother of Robert E. Belknap, who is a trustee and the President and Portfolio Manager of the Fund.

    Mr. William J. Loschert                     Mr. Henry K. Wingate
    Chairman                                    Educational Consultant
    ACE UK Limited                              Sandisfield, Mass.
    London

    Mr. William J. McDonough, Jr.               Mr. John S. Wadsworth, Jr.
    Executive Vice President                    Chairman
    Foote, Cohn & Belding                       Morgan Stanley Dean Witter Asia
    Limited
    New York


      Members of the Advisory Board do not receive any compensation from the Fund for service in that capacity.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

      This section contains more detailed information about the Fund's investments and its investment process. The Fund's investment objective is long-term capital appreciation. This objective may be changed or modified in the future by action of the Fund's Board. Shareholder approval is not required to modify the investment objective; however, shareholders would receive advanced written notice of any such change.

      TYPES OF INVESTMENTS. The Fund seeks to invest primarily in a diversified portfolio of common stocks and to a lesser extent other equity securities of growth-oriented companies, i.e. companies whose growth, cash flow and earnings prospects are promising in the opinion of the Fund's investment adviser. Specifically, the Fund normally requires that such companies have a strong balance sheet, a highly capable management, a unique aspect to its business (such as unique products, franchises or unique services), a positive and growing cash flow, a high return on equity and a superior rate of growth of earnings over an extended period. The growth-oriented companies in which the Fund invests consist primarily of U.S. domestic companies with significant foreign sales or operations or significant overseas growth opportunities. The investment adviser believes that investments in these types of companies permit the Fund to participate in both domestic and overseas growth opportunities without the additional risks of investing directly in foreign securities. Many growth companies pay low or no dividends, and investors should not invest in the Fund for current income.

      In addition to common stocks, the equity securities in which the Fund may invest include preferred stocks, convertible securities (such as convertible debt securities or convertible preferred stock) that are convertible into common or preferred stock, and options or warrants to purchase common or preferred stock or similar securities or interests. Under normal market conditions, it is the Fund's policy to invest substantially all of its assets in common stocks and to a lesser extent other equity securities. However, the Fund may invest in money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities or in anticipation of redemptions. Such money market investments include short-term obligations of the U.S. government, investment grade corporate bonds, commercial paper or money market mutual funds. If the Fund's investment adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and government securities.

      STOCK SELECTION PROCESS. The investment adviser identifies stocks for investment using its own research and analysis and the research and analysis of major U.S. investment and brokerage firms. When analyzing a company's outlook and prospects, the investment adviser employs fundamental, qualitative, statistical and quantitative analysis of individual companies as well as research concerning industries and industry segments and evaluates its ability to generate sustained above average growth for its business and earnings relative to other companies. Fundamental analysis is a method of security valuation which involves examining the company's financials and operations, especially sales, earnings growth, growth potential, assets, debt, management, products, and competition. Qualitative analysis is a method of determining the value of an investment by examining its non-numeric characteristics, such as management, employee morale, customer loyalty, and brand value. Statistical analysis involves screening of securities databases for companies having desired financial and other characteristics. Quantitative analysis is a method of determining the value of an investment by examining its numerical, measurable characteristics such as revenues, earnings, margins and market share.

      The investment adviser considers the following factors, among other things, in evaluating a company's growth prospects: the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in its market share. In evaluating the quality of a company's management, the investment adviser considers, among other things, the historical financial performance of the company as well as the management's reputation in the relevant industry. From time to time the investment adviser seeks to meet with the management of companies in which the Fund invests or may consider investing. There is no guarantee, however, that the investment adviser will be able to meet with the management of these companies.

      Once the Fund identifies a company meeting its criteria, it seeks to acquire the company's stock at reasonable prices. In attempting to determine reasonable price levels, the investment adviser utilizes a variety of measurement methods, including a comparison of a company's price-to-earnings ratio with its growth rate and an evaluation of its ratio of sales to market capitalization and evaluates the price of the stock relative to its future prospects. The Fund may from time to time purchase stocks having minimal or no current earnings or with high price-to-earnings ratios relative to their growth rates. The Fund normally seeks to reduce its exposure to risk by concentrating in larger companies (generally companies with a market capitalization in excess of $10 billion), but also may invest up to 15% of its assets in medium and smaller sized companies which in the opinion of the adviser offer good prospects for future growth.

      The Fund employs a long-term investment strategy under which stocks are normally held for extended periods of time. However, if the price of a stock owned in the Fund moves up significantly, particularly if this movement occurs in a short period of time, the investment adviser may sell shares to reduce exposure to the stock. Likewise if the price of a stock owned in the Fund moves down, the adviser may take advantage of the decline to purchase additional shares. In addition, the Fund may sell a particular investment if it no longer meets the Fund's investment criteria.

      In selling securities, the investment adviser seeks to minimize adverse tax consequences to shareholders by minimizing the requirement for taxable distributions. For example, when selling securities the investment adviser generally will select those shares purchased at the highest price in order to minimize or offset the realization of capital gains. When this approach would produce short-term gains, however, the Fund may endeavor to convert those gains to long-term status by selling the highest cost shares having a long term holding period.

                           ADDITIONAL RISK INFORMATION

      The principal risk of investing in the Fund is that common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. While common stocks have historically been a leading choice of long-term growth-oriented investors, stock prices may decline over short or even extended periods. Therefore, the value of your investment in the Fund may go up and down and you could lose money. In addition, the Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the Fund's assets. If the Adviser's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

      If the adviser determines that the condition of the financial markets calls for a temporary defensive position, the Fund may invest a substantial portion (up to 100%) of its assets in short-term fixed income securities such as investment grade corporate bonds, commercial paper and U.S. government securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the investment adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to achieving the Fund's investment objective.

      To the extent that the Fund invests in foreign companies or companies with substantial foreign sales or operations, its investments may involve political, economic or currency risks not ordinarily associated with U.S. securities or the securities of companies with purely domestic operations. Foreign securities may experience greater and more rapid change in value than investments in U.S. securities. Foreign securities generally are more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities generally are not subject to the same degree of regulation as are U.S. issuers. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards. Some foreign countries have or may experience in the future economic and political problems. Certain countries may impose limitations on the ability of foreigners to invest in or withdraw assets from their securities markets, and additional political, economic or financial restrictions may be imposed under emergency conditions.

      To the extent the Fund invests in foreign securities that are denominated in foreign currencies, the Fund also may be subject to currency risk. This is the risk of losses that could result from a decline in the value of foreign currencies relative to the U.S. dollar, which would reduce the value of the Fund's portfolio securities denominated in those currencies. In addition, nationalization, expropriation or confiscatory taxation, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign company or the foreign operations of companies in which the Fund invests. In the event of nationalization, expropriation, or other confiscation of the Fund's investment, the Fund could lose its entire investment.

      The Fund may employ leverage by borrowing money for the purpose of making additional investments. This could have the effect of magnifying the Fund's gains or losses or could result in increased volatility of the Fund's share price. In order to limit such risks, the Fund normally limits borrowings for leverage purposes to a maximum of ten percent of the total assets of the Fund. Money borrowed is subject to interest costs.

      The Fund could be adversely affected if the computer systems used by the Fund or its service providers do not function properly when processing date-related information on or after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Fund has taken steps it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems it uses, and has received representations from its software and service providers that they have adapted their mission critical customer applications for a successful conversion to the millennium change date. However, there can be no assurance that the operations of and services provided to the Fund and its shareholders will not be adversely affected.

      The Year 2000 Issue affects practically all companies, organizations and markets, including companies in which the Fund invests and the markets in which they trade. At this time, no one knows precisely what the degree of impact of the Year 2000 Issue will be. To the extent impact of the Year 2000 Issue on investments made by the Fund or on the securities markets or the economy, it could seriously affect the Fund's investment performance.

      The introduction of a new single European currency, the "euro," may result in uncertainties for European companies, domestic companies with substantial sales or operations in Europe and European markets. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in the European Monetary Union ("EMU"). The introduction of the euro results in the redenomination of certain European debt and equity securities and may result in differences in various accounting, tax and/or legal treatments that would not otherwise occur. The euro creates the risk that (i) European markets may become more volatile, which could adversely affect the value of any securities held by the Fund which are traded on European securities markets, and (ii) that companies in which the Fund invests may be adversely affected by their failure (or the failure of other companies with which they do business) to adequately address the operational aspects of the conversion to the euro. At this early stage, no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a portfolio holding is negative, the Fund's investment performance could be hurt.

                         SHARE PRICE -- NET ASSET VALUe

      The price of the Fund's shares is their net asset value per share. The Fund's net asset value per share is determined by computing the total value of the Fund's securities, cash and other assets, subtracting all of its expenses and liabilities, and then dividing by the total number of shares of the Fund outstanding. The Fund's net asset value is calculated as of the close of the New York Stock Exchange (usually 4:00 PM Eastern time) every day the exchange is open. Shares will not be priced on days the New York Stock Exchange is closed. The Fund's securities are valued at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. If market quotations are not readily available, securities will be priced at their fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees. The Fund may use independent pricing services to assist in calculating the Fund's net asset value.

      Because the Fund may invest up to 10% of the Fund's net assets in foreign securities, which may be traded primarily on foreign securities exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                PURCHASING SHARES

      One may purchase shares of the Fund without any sales charge through Ingalls & Snyder LLC, the Fund's principal underwriter and distributor, by submitting a completed application along with payment of the purchase price by check or wire. Please note that purchase instructions, mailing addresses and telephone numbers are set forth in the Account Instructions chart included on page 13 of this Prospectus as well as in the Fund's Shareholder Application. Please call Ingalls & Snyder at 800-221-2598 with any questions.

      Shares of the Fund also may be purchased through an investment adviser, financial planner, broker, dealer or other investment professional or through a fund supermarket, retirement plan or other intermediary. These parties may charge transaction fees and may set different minimum investments or limitations on buying, selling or redeeming shares. The intermediaries are responsible for transmitting purchase orders and funds and for crediting their customers' accounts following redemptions made in accordance with their customer agreements and the Fund's Prospectus. Other persons may receive compensation for the marketing and shareholder servicing activities in the form of 12b-1 fees payable by the Fund under its Distribution Plan adopted under Rule 12b-1 under the 1940 Act.

      MINIMUM INVESTMENTS. The minimum initial investment is $5,000 and additional investments must total at least $1,000. The minimum initial investment for qualified retirement accounts is $1,000 ($500 for Education IRAs) and there is no minimum for subsequent investments. The Fund may also change or waive its policies concerning minimum investment amounts at any time.

      PURCHASE PRICE. One may purchase shares of the Fund at the Fund's net asset value per share. Your order will be priced at the net asset value per share next calculated after receipt of your completed purchase order. Orders are complete when a purchase order accompanied by payment is received and, in the case of new accounts, is accompanied by a completed and signed Shareholder Application. If you make a purchase with a check that does not clear, the purchase will be cancelled, and you will be responsible for any losses or fees incurred in that transaction.

      GENERAL POLICIES. Shares of the Fund may not be available in all states. Please ask your investment professional or a Fund representative if shares are available in your state. If a check or draft submitted for the purchase of shares is returned unpaid to the Fund, the Fund may impose a $10 charge for each returned item. The Fund reserves the right to reject any purchase order or to suspend the offering of its shares.

                                REDEEMING SHARES

      HOW TO REDEEM: You may redeem your shares of the Fund on any business day that the Fund calculates its net asset value per share. Redemption requests should be made through Ingalls & Snyder by telephone by calling 800-221-2598 or by mail. Redemption requests in excess of $50,000 and redemption requests for IRA accounts must be made in writing and may require a signature guarantee. (See "Signature Guarantees" below.)

      Your shares will be redeemed at the net asset value per share next calculated after your redemption request is received by Ingalls & Snyder. See "Account Instructions" below for instructions for submitting redemption requests in good order. If your redemption request is in good order, the Fund will normally send you your redemption proceeds no later than seven calendar days after receipt of the redemption request. The Fund can send payments by wire to any bank previously designated by you in the Shareholder Application. A $25.00 fee is charged for each wire redemption.

      If you purchase shares by check and request a redemption of those shares soon after the purchase, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 10 days). If you make a purchase with a check that does not clear, the purchase will be cancelled and you will be responsible for any losses or fees incurred in that transaction.

      Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.

      SIGNATURE GUARANTEES: Signature guarantees are needed for:

      o     Redemption requests over $50,000

      o Redemption requests to be sent to an address other than the address of record

      o Any redemption request if the address of record has been changed within 30 days prior to receipt of the redemption request

      o     Obtaining or changing telephone redemption privileges.

      Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. Ingalls & Snyder may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians.

      GENERAL POLICIES. If the amount you are redeeming is large enough to affect the Fund operations or if the redemption would otherwise disrupt the Fund, the Fund reserves the right to make a "redemption in kind." The Fund may redeem shares in kind if the amount represents more than the lesser of $250,000 or 1% of the Fund's net assets. When the Fund makes a redemption in kind it pays the seller in portfolio securities rather than in cash. In addition, if your account balance falls below $1,000, the Fund may request that you increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds.

                              RETIREMENT INVESTING

      Shares of the Fund may be purchased in all types of tax-deferred qualified plans such as Individual Retirement Accounts ("IRAs"), employer-sponsored retirement plans (including 401(k) Plans), and tax sheltered custodial accounts described in Section 403(b) of the Internal Revenue Code. Distribution of net investment income and capital gains on shares held in these accounts will be automatically re-invested. Special applications are required for certain of these plans or accounts, which can be obtained by calling the Fund. The following is a brief description of the retirement investing options.

      INDIVIDUAL   RETIREMENT   ACCOUNTS  (IRAS):  If  you  are  not  an  active
participant (and, if a joint return is filed, your spouse is not an active participant) in an employer-sponsored retirement plan, or if you have an adjusted gross income within certain specific limits, you are eligible to make a tax-deductible contribution to an IRA account. If you are not eligible for deductible contributions, you may still make non-deductible IRA contributions. Distributions from qualified retirement plans may be rolled into an IRA account holding Fund shares. You can continue to defer federal income taxes on your IRA account, on your rollover contribution and on any income that is earned on that contribution.

      TRADITIONAL IRA: In a traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on your income and whether you are an "active participant" in an employer-sponsored retirement plan. Amounts invested are permitted to grow tax-free until they are distributed, and then distributions will be taxed except to the extent that the distribution represents a return of your own contributions for which you did not claim a deduction. If you take distributions before age 59 1/2 or fail to begin taking distributions after age 70 1/2, you may experience adverse tax consequences and/or penalties.

      ROTH IRA: In a Roth IRA, amounts contributed to the IRA are not tax deductible at the time of contribution. Amounts invested are permitted to grow tax-free and distributions from the IRA are not subject to tax if you have held the IRA for certain minimum periods of time (generally, until age 59 1/2).

      EDUCATION IRA: In an Education IRA, nondeductible contributions of up to $500 per year per child are permitted to grow tax-free. Distributions used to pay for secondary education expenses are not subject to tax.

      SIMPLIFIED EMPLOYEE PENSION PLAN (SEP): A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRA's, they free the employer of many of the record keeping requirements of establishing and maintaining a tax qualified retirement plan trust.

      SIMPLE IRA: An IRA may also be used in connection with a SIMPLE Plan established by employers or by a self-employed individual. Under a SIMPLE Plan, you may elect to have your employer make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including: (1) a SIMPLE Plan generally is available only to employees with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer, other than bargaining unit employees, who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA and not to a traditional IRA or to a Roth IRA.

      403(B) PLANS: The Fund's shares are also available for use by schools, hospitals, and certain other tax-exempt organizations or associations which wish to use shares of the Fund as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b) Plan as a reduction to the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $9,500 per year), are excludable from the gross income of the employee for federal income tax purposes.

      401(K) PLANS AND OTHER QUALIFIED PENSION OR PROFIT-SHARING PLANS: The Fund's shares may be used for investment in various employer-sponsored retirement plans by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Fund as a funding medium for a retirement plan qualified under the Internal Revenue Code. Such plans typically allow investors to make annual deductible contributions, which may be matched by their employers up to certain percentages based on the investor's pre-contribution earned income. Fund shares may be purchased by investors who wish to contribute to a 401(k) or similar Plan already established through their employer or otherwise. Please contact the Fund for information about establishing a 401(k) Plan for your company using The Legacy Funds.


                                                  ACCOUNT INSTRUCTIONS

-------------------------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT                     TO ADD TO AN ACCOUNT                   TO REDEEM SHARES
-------------------------------------------------------------------------------------------------------------------------

Regular Account Minimum:  $5,000       Regular Account Minimum:  $1,000       All requests to redeem shares from IRA
Retirement Account Minimum:            Retirement Account Minimum: None       accounts must be in writing
$1,000 ($500 for Education IRAs)

-------------------------------------------------------------------------------------------------------------------------

              In Writing                             In Writing                               In Writing
             ------------                           ------------                             ------------

Complete the application.              Send a letter of instruction that      Send a letter of instruction that
                                       includes:                              includes:
Make your check* payable to:
"Legacy Growth Fund"                   - your name(s) and signature(s)        - your name(s) and signature(s)
                                       - your account number                  - your account number
                                       - the Fund name                        - the Fund name
                                       - the dollar amount you want to buy.   - the dollar amount or number of
                                                                                shares you want to redeem
                                                                              - a signature guarantee, if applicable.

Mail your application and check to:    Mail your letter, along with your      Proceeds will be sent to the address of
                                       check made payable to "Legacy          record unless specified in the letter
Ingalls & Snyder LLC.                  Growth Fund" to:                       and accompanied by a signature guarantee.
61 Broadway
New York, NY 10006                     Ingalls & Snyder LLC                   Mail your letter to:
Attn:  Legacy Growth Fund              61 Broadway
                                       New York, NY 10006                     Ingalls & Snyder LLC
                                       Attn:  Legacy Growth Fund              61 Broadway
                                                                              New York, NY 10006
                                                                              Attn:  Legacy Growth Fund

-------------------------------------------------------------------------------------------------------------------------

               By Wire                                By Wire                                  By Wire
              ---------                              ---------                                ---------

To obtain instructions for wire        To obtain instructions for wire        Be sure the Fund has your bank account
purchases, please call Ingalls &       purchases, please call Ingalls &       information on file.  Proceeds will be
Snyder LLC at 800-221-2598.            Snyder LLC at 800-221-2598.            wired to your bank.  There is a $25.00
                                                                              wire fee charged for this service.

-------------------------------------------------------------------------------------------------------------------------

                                                                                             By Telephone
                                                                                             ------------

                                                                              For accounts redeeming shares (other
                                                                              than IRA accounts), please call Ingalls
                                                                              & Snyder at 800-221-2598 and select how
                                                                              you would like to receive the proceeds:

                                                                              - Mail check to address of record
                                                                              - Wire funds to a designated institution
                                                                                ($25 wire fee)
                                                                              - Mail check to a previously designated
                                                                                alternative address.

                                                                              Redemption requests in excess of $50,000
                                                                              must be made in writing.
-------------------------------------------------------------------------------------------------------------------------
*  All checks should be in U.S. dollars and drawn on U.S. banks.  If your check is returned for any reason, you may be charged for any resulting fees or losses.  Third party checks will not be accepted.
-------------------------------------------------------------------------------------------------------------------------


                   MARKETING, DISTRIBUTION AND ADMINISTRATION

      Shares of the Fund are offered through Ingalls & Snyder LLC, the Fund's principal underwriter and distributor. The shares are offered and sold without any sales charges imposed by the Fund or its distributor. Investment professionals who offer the Fund's shares generally are paid separately by their individual clients. If you invest through a third party, the fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

      The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under this plan, the Fund may reimburse the distributor or others for amounts spent, or to compensate the distributor or others for their activities, in connection with the sale and distribution of its shares or for shareholder servicing activities. Distribution activities include the preparation, printing and mailing of prospectuses, shareholder reports and sales material for marketing purposes, marketing activities, advertising and payments to brokers or others who sell shares of the Fund. Shareholder servicing activities include ongoing maintenance and service of shareholder accounts for the Fund, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Fund will pay for these services a distribution fee computed at an annual rate of 0.50% of the average net assets of the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund currently expects that the fees of the Plan will be used primarily to compensate mutual fund marketers or retirement plan record keepers for their activities on behalf of the Fund and its shareholders.

      Firstar Mutual Fund Services, LLC serves as the administrator, transfer agent, and dividend disbursing agent for the Fund. The Fund may also compensate other parties who provide transfer agency services in addition to those provided by Firstar Mutual Fund Services, LLC. Firstar Bank Milwaukee, N.A. serves as the custodian for the Fund.

                           DISTRIBUTIONS AND TAXATION

      The Fund will distribute substantially all of the net investment income and net capital gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31, beginning in December, 2000. Distributions will automatically be reinvested in additional shares of the Fund unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends, and all shares will be purchased at the Fund's net asset value per share.

      THE FOLLOWING DISCUSSION OF SELECTED FEDERAL INCOME TAX CONSIDERATIONS THAT MAY AFFECT THE FUND AND ITS SHAREHOLDERS IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TREASURY REGULATIONS, COURT DECISIONS AND IRS RULINGS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE. IT DOES NOT PURPORT TO DEAL WITH ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO THE FUND AND ITS SHAREHOLDERS. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, PLEASE BE SURE TO CONSULT YOUR TAX PROFESSIONAL REGARDING FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

      FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO U.S. INVESTORS. Distributions made by the Fund are taxable to most U.S. shareholders whether received in cash or additional shares. Dividends and short-term capital gains are taxed to most U.S. shareholders as ordinary income while long-term capital gains are taxed as such, regardless of how long you own your shares of the Fund. The tax status of distributions made to you, whether ordinary income or long-term capital gain, will be detailed in your annual tax statement from the Fund. If the Fund distributes unrealized gains soon after you purchase shares, a portion of your investment may be returned as a taxable distribution.

      A sale or exchange of Fund shares is a taxable event for most U.S. shareholders and may result in a capital gain or loss to you if you are subject to tax. In addition, distributions from the Fund or gains from the sale or exchange of Fund shares may be subject to state or local taxes. By law, the Fund must withhold 31% of your taxable distributions and proceeds if (i) you do not provide a correct taxpayer identification number ("TIN"), (ii) you fail to certify that your TIN is correct or to provide other required certifications or
(iii) the IRS instructs the Fund to do so. The Fund will make annual reports to the Internal Revenue Service and the Fund's shareholders regarding the amount of distributions.

      Redemptions and exchanges of Fund shares of U.S. shareholders are taxable transactions for federal and state income tax purposes which cause such shareholders to recognize a gain or loss. If shares are held as a capital asset, the gain or loss realized will be a capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to U.S. shareholders to the extent of any long-term capital gains distributed to such shareholders by the Fund on those shares.

      All or a portion of any loss realized upon the redemption of Fund shares by U.S. shareholders will be disallowed to the extent that such shareholders purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after said share REDEMPTION. Any loss disallowed under these rules will be added to the tax basis of the new shares purchased.

      Any dividends paid by the Fund will generally qualify in part for the 70% dividends-received deduction for U.S. corporations, but the portion of the dividends so qualifying depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources. The Fund will send to shareholders a statement each year reporting the amount designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in any alternative minimum taxable income calculation.

      FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO FOREIGN INVESTORS. For purposes of this discussion a "Non-U.S. Investor" is an investor who is not a United States Person where the term "United States Person" means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, (iii) an estate the income of which is subject to federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust.

      Non-U.S. Investors may be subject to U.S. withholding tax on dividends received from the Fund at the rate of 30% unless the dividends are effectively connected with the conduct of a trade or business within the United States by the Non-U.S. Investor, in which case these amounts will be subject to U.S. federal income tax on a net income basis at rates that apply to United States Persons generally. Applicable income tax treaties may provide for a lower rate of withholding. Distributions of capital gain will not be subject to U.S. withholding tax. A Non-U.S. Investor generally will not be subject to U.S. federal income tax on capital gain distributions or gain recognized on the sale or exchange of Fund shares unless the distributions or gain is effectively connected with the conduct of a trade or business within the United States or, in the case of a Non-U.S. Investor who is a nonresident alien individual and holds the Fund shares as a capital asset, such investor is present in the United States for 183 or more days in the taxable year of the distribution or sale or exchange and either has a "tax home" (as defined for U.S. federal income tax purposes) in the United States or an office or other fixed place of business in the United States to which its investment activities or the sale or exchange is attributable.

      The Fund will make annual reports to the Internal Revenue Service and the Fund's shareholders regarding the amount of distributions. A U.S. backup withholding tax of 31% will not generally apply to dividends distributed to Non-U.S. Investors outside the United States that are subject to the 30% withholding discussed above or that are not be subject to backup withholding because a tax treaty applies that reduces or eliminates such withholding. Information reporting and backup withholding may apply to capital gain distributions and gross redemption proceeds unless certification of foreign residency requirements are met. In addition, information reporting and backup withholding requirements may apply to gross proceeds paid to a Non-U.S. Investor upon the sale or exchange of Fund shares by or through a U.S. or foreign office of a U.S. or foreign broker, unless certain documentary evidence or certification requirements are met or the investor otherwise establishes an exemption.

                                    INQUIRIES

      Please contact the Fund's investment adviser, Ingalls & Snyder LLC, regarding monthly portfolio updates and new prospectus/shareholder report information as soon as it is available. You may wish to check with Ingalls & Snyder for the latest information regarding The Legacy Funds.

                               LEGACY GROWTH FUND
                                   61 Broadway
                               New York, NY 10006
                                  800-221-2598



          INVESTMENT ADVISER                        LEGAL COUNSEL
         INGALLS & SNYDER LLC                 HUGHES HUBBARD & REED LLP
              61 Broadway                       One Battery Park Plaza
         New York, NY 10006                       New York, NY 10004

              DISTRIBUTOR                              AUDITORS
         INGALLS & SNYDER LLC                    ARTHUR ANDERSEN LLP
              61 Broadway                     100 East Wisconsin Avenue
          New York, NY 10006                     Milwaukee, WI 53202

   ADMINISTRATOR, FUND ACCOUNTANT
          & TRANSFER AGENT
  FIRSTAR MUTUAL FUND SERVICES, LLC
       615 East Michigan Street
         Milwaukee, WI 53202

              CUSTODIAN
     FIRSTAR BANK MILWAUKEE, N.A.
       615 East Michigan Street
         Milwaukee, WI 53202



                             ADDITIONAL INFORMATION

      The Statement of Additional Information ("SAI") of the Fund contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders will contain additional information about the Fund's investments. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that impacted on the Fund's performance during the fiscal year.

      You may obtain a free copy of these documents by calling or writing the Fund as shown above. You may also call the telephone number shown above to request other information about the Fund and to make shareholder inquiries.

      You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC, or by visiting the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-0102. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room.

Investment Company Act File No. 811-09495

                               LEGACY GROWTH FUND
             A diversified fund of growth-oriented equity securities
               having the objective of long term growth of capital


                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 4, 2000



                             THE LEGACY FUNDS, INC.
                                   61 Broadway
                               New York, NY 10006
                                 (800) 221-2598

This Statement of Additional Information relates to the Legacy Growth Fund which is a series of The Legacy Funds, Inc., a registered open-end management investment company commonly known as a mutual fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 4, 2000. The Prospectus may be obtained by writing or calling the Fund at the address and number shown above.

                                TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS                    1
      PREFERRED STOCK                                                  3
      CONVERTIBLE SECURITIES                                           3
      WARRANTS AND RIGHTS                                              3
      ILLIQUID SECURITIES                                              4
      RULE 144A SECURITIES                                             4
      WHEN ISSUED, DELAYED DELIVERY SECURITIES AND
         FORWARD COMMITMENTS                                           4
      AMERICAN DEPOSITORY RECEIPTS                                     5
      U.S. GOVERNMENT SECURITIES                                       5
      BANK OBLIGATIONS                                                 6
      LOANS OF PORTFOLIO SECURITIES                                    6
      REPURCHASE AGREEMENTS                                            6
      REVERSE REPURCHASE AGREEMENTS                                    7
      BORROWING                                                        7
      FUTURES                                                          8
      OPTIONS                                                          9
INVESTMENT RESTRICTIONS                                               14
      FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS                14
      NON-FUNDAMENTAL POLICIES AND RESTRICTIONS                       15
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES                      15
      PURCHASING SHARES                                               15
      REDEEMING SHARES                                                17
MANAGEMENT OF THE TRUST                                               19
      TRUSTEES AND OFFICERS                                           19
      COMPENSATION OF TRUSTEES; SHAREHOLDINGS                         20
      ADVISORY BOARD                                                  21
      INVESTMENT ADVISER AND ADVISORY AGREEMENT                       25
CODE OF ETHICS                                                        26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                   27
SERVICE AGREEMENTS                                                    27
      ADMINISTRATOR                                                   27
      FUND ACCOUNTING                                                 27
      TRANSFER AGENT                                                  28
      CUSTODIAN                                                       28
      DISTRIBUTOR                                                     28
      DISTRIBUTION PLAN                                               28
      INDEPENDENT ACCOUNTANTS                                         30
PORTFOLIO TRANSACTIONS AND TURNOVER                                   30
SHARES OF BENEFICIAL INTEREST                                         32
DIVIDENDS                                                             33
ADDITIONAL INFORMATION CONCERNING DISTRIBUTIONS AND TAXES             33
      DISTRIBUTIONS                                                   33
      TAXES                                                           33
INVESTMENT PERFORMANCE                                                34
      TOTAL RETURN INFORMATION                                        34
      YIELD INFORMATION                                               35
      PERFORMANCE RANKINGS                                            36
FINANCIAL STATEMENTS                                                  37

GENERAL INFORMATION

      The Legacy Growth Fund (the "Fund") is a series of The Legacy Funds, Inc., a business trust organized in the state of Delaware on July 15, 1999 (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which is authorized to issue multiple series and classes of shares. Each series represents interests in a separate portfolio of investments. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001. The Legacy Growth Fund is the first series of the Trust and is classified as a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

      The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks and to a lesser extent other equity securities (such as preferred stock) of growth-oriented companies, i.e. companies whose growth, cash flow and earnings prospects are promising in the opinion of the Fund's investment adviser. The Fund's investment objective is not fundamental and therefore may be changed in the future by action of the Board of Trustees of the Trust without the approval of shareholders. Shareholders would receive written notice in advance of any such change.

      The  investment  adviser  performs   comprehensive  research  designed  to
identify companies that offer attractive investment opportunities. In particular, the Fund seeks companies having strong balance sheets, highly capable managements, unique aspects to their businesses (such as unique products, franchises or unique services), positive and growing cash flows, high returns on equity and superior rates of growth of earnings over an extended period. The growth-oriented companies in which the Fund invests consist primarily of U.S. domestic companies with significant foreign sales or operations or significant overseas growth opportunities. The investment adviser believes that investments in these types of companies permit the Fund to participate in both domestic and overseas growth opportunities without the additional risks of investing directly in foreign securities. Many growth companies pay low or no dividends, and investors should not invest in the Fund for current income.

      In evaluating investment opportunities, the investment adviser employs fundamental, qualitative, statistical and quantitative analysis of individual companies as well as research concerning industries and industry segments and evaluates a company's ability to generate sustained above average growth for its business and earnings relative to other companies. Fundamental analysis is a method of security valuation which involves examining the company's financials and operations, especially sales, earnings growth, growth potential, assets, debt, management, products, and competition. Qualitative analysis is a method of determining the value of an investment by examining its non-numeric characteristics, such as management, employee morale, customer loyalty, and brand value. Statistical analysis involves screening of securities databases for companies having desired financial and other characteristics. Quantitative analysis is a method of determining the value of an investment by examining its numerical, measurable characteristics such as revenues, earnings, margins and market share.

      The investment adviser considers the following factors, among other things, in evaluating a company's growth prospects: the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in its market share. In evaluating the quality of a company's management, the investment adviser considers, among other things, the historical financial performance of the company as well as the management's reputation in the relevant industry. From time to time the investment adviser seeks to meet with the management of companies in which the Fund invests or may consider investing. There is no guarantee, however, that the investment adviser will be able to meet with the management of these companies.

      The majority of the holdings in the Fund will be in large capitalization common stocks (over $10 billion market capitalization). The Fund also may invest in foreign securities and securities of medium and small sized companies. Holdings of medium and small sized companies normally would not represent over fifteen percent of the net assets of the Fund. Holdings of foreign securities normally would not represent over ten percent of the Fund's net assets.

      The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of certain investment restrictions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders. In seeking to meet its investment objective the Fund invests primarily in common stocks and to a lesser extent other equity securities but also may invest in any type of security whose characteristics are consistent with the Fund's investment program.

      In addition to common stocks, the equity securities in which the Fund may invest include preferred stocks, convertible securities (such as convertible debt securities or convertible preferred stock) that are convertible into common or preferred stock, and options or warrants to purchase common or preferred stock or similar securities or interests. Under normal market conditions, it is the Fund's policy to invest substantially all of its assets in common stocks and to a lesser extent other equity securities. However, the Fund may invest in money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities or in anticipation of redemptions. Such money market investments include short-term obligations of the U.S. Government, investment grade corporate bonds, commercial paper or money market mutual funds. If the Fund's investment adviser deems it beneficial for defensive purposes during adverse market, economic or other conditions, the Fund may invest up to 100% of its assets temporarily in short-term non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. Government securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the investment adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to achieving the Fund's investment objective.

      The Fund also may invest in the following:

PREFERRED STOCK

      The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES

      Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a comparably rated nonconvertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Investment Adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

WARRANTS AND RIGHTS

      The Fund may invest in warrants. However, not more than 5% of the Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move in parallel with the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

ILLIQUID SECURITIES

      The Fund may invest up to 5% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include generally, among other things, certain over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. The Fund's illiquid investments may include privately placed securities which are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act").

RULE 144A SECURITIES

      The Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the 1933 Act. The Board of Trustees of the Trust has instructed the Investment Adviser to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day to-day functions, the Board of Trustees will monitor and periodically review the Investment Adviser's selection of Rule 144A securities, as well as the Investment Adviser's determinations as to their liquidity. Investing in securities under Rule 144A could affect the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, the Board of Trustees and the Investment Adviser will continue to monitor the liquidity of that security to ensure that the Fund has no more than 5% of its net assets in illiquid securities.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

      The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuations, and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

AMERICAN DEPOSITORY RECEIPTS

      The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are "sponsored" or "unsponsored." "Sponsored" ADRs are issued under an agreement between the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. Ownership of ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders.

U.S. GOVERNMENT SECURITIES

      U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GMNA"), are supported by the full faith and credit of the United States. Others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Securities of the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. Other U.S. Government securities, such as those of the Student Loan marketing Association, are supported only by the credit of the instrument. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-payment securities, such as CATS and TIGRs, which are not issued or guaranteed by the U.S. Government, its agents or institutions, and are therefore not U.S. Government securities even though the underlying bond represented by such an instrument is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

BANK OBLIGATIONS

      Certificates of deposit are short-term obligations of commercial banks. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

LOANS OF PORTFOLIO SECURITIES

      The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that: (a) the borrower pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis); the loan be made subject to termination by a Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

      At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

REPURCHASE AGREEMENTS

      When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity, if as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 5% of the value of the net assets of the Fund.

      In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connections with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

      Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will limit the value of its repurchase agreements, if any, on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund will direct its custodian bank to place cash, U.S. Government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund in an amount equal to the repurchase price. Any assets held in any segregated securities, options, futures, forward contracts or other derivative transactions will be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets").

      A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for the bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings and as such are subject to the Fund's limitations on borrowing.

BORROWING

      The Fund may borrow money up to 10% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 10% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate. On an ongoing basis the Fund's borrowing for investment purposes will not typically exceed 10% of the value of the Fund's total assets.

FUTURES

      The Fund may enter into contracts for the purchase or sale for future delivery of securities. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price and future date. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

      The Fund may enter into futures contracts and engage in options on futures to the extent that no more than 5% of the Fund's total assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 10% of the Fund's total assets.

      The Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks and other equity securities that might otherwise result, and it may purchase such contracts in order to offset increases in the cost of common stocks and other equity securities that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. While futures contracts (other than stock under futures contracts) provide for the delivery of securities, deliveries usually do not occur. Contracts generally are terminated by entering into offsetting transactions.

      The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates will decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

      To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS

      The Fund may invest in options that are listed on U.S. exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions, and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund considers over-the-counter options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 5% limit on investments in illiquid securities. The Fund may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes. In addition, the Fund will only engage in option transactions (other than index options) to the extent that no more than 10% of its total assets are subject to obligations relating to such options.

      PURCHASING CALL OPTIONS. The Fund may purchase call options on securities. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

      The Fund may, following the purchase of a call option, liquidate its option position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

      Although the Fund would generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange would exist for any particular option, or at any particular time; and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event it would realize a capital loss which will be short-term unless the option were held for more than one year.

      COVERED CALL WRITING. The Fund may write covered call options from time to time on such portions of its portfolio as the Investment Adviser determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to the Fund of writing covered calls is that it receives a premium which is additional income. However, if the security rises in value and the option is exercised, the Fund will forego any market appreciation over the option exercise price.

      During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same kind as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the

Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

      The Fund may write call options only on a covered basis, which means that the Fund would own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected. The Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      PURCHASING PUT OPTIONS. The Fund may purchase put options on securities owned by the Fund.

      A put option purchased by the Fund would give it the right to sell one of its securities for an agreed price up to an agreed date. The Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price of the option ("protective puts"). The ability to purchase put options would allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund would lose the value of the premium paid. The premium paid for a put option and any transactions costs would reduce any profit from the sale of the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

      The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

      WRITING PUT OPTIONS. The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian segregated assets in an amount not less than the exercise price of the option at all times during the option period. The amount of segregated assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options would generally be written in circumstances where the Fund wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

      Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This would be accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

      STRADDLES. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle would be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund would also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      INDEX OPTIONS. The Fund may purchase exchange-listed put and call options on stock indices and sell such options in closing sale transactions for hedging purposes. The Fund may purchase call options on broad market indices to temporarily achieve market exposure when the Fund is not fully invested. The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in value of heavily weighted industries in the Fund's portfolio. Put options on stock indices may be used to protect the Fund's investments in the case of a an unusually large redemption. While the option is open, the Fund would maintain a segregated account with its custodian in an amount equal to the market value of the option.

      Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier").

      RISKS OF OPTIONS. The purchase and writing of options involves certain risks. During the option period, the writer of a covered call has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

      The Fund's purchases of options on indices may subject it to the risks described below:

      First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Fund's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

      Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt were to occur, the Fund would not be able to close put options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt were to occur and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

      Third, if the Fund were to hold an index option and were to exercise it before final determination of the closing index value for that day, it would run the risk that the level of the underlying index may change before closing. If such a change were to cause the exercised option to fall "out-of-the-money," the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Though the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

      The Fund has adopted the following fundamental investment restrictions which cannot be cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities of a fund means the vote of: (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, which ever is less.

      CONCENTRATION. The Fund will not make investments that will result in the concentration (as that term any be defined in the 1940 Act, any rule or order thereunder or any SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. The SEC staff currently takes the position that a fund concentrates its investments in a particular industry if more than 25% of its net assets is invested in issuers within the industry.

      SENIOR SECURITIES. The Fund may not issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

      UNDERWRITING. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

      REAL ESTATE. The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      COMMODITIES. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      BORROWING. The Fund may employ leverage by borrowing money for the purpose of making additional investments, which could result in increased volatility of the Fund's net asset value. In order to limit such risk, the Fund is required to limit the percentage of its assets that can be exposed to such leveraging techniques to 10% of the asset value of the Fund.

      LENDING. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL POLICIES AND RESTRICTIONS

      In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

      OTHER INVESTMENT COMPANIES. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

      ILLIQUID SECURITIES. The Fund may not invest more than 5% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

      In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that investments in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES

      Shares are sold by the Fund without any sales charge and are offered on a continuous basis by the distributor.

      Shares of the Fund also may be purchased through an investment adviser, financial planner, broker, dealer or other investment professional or through a fund supermarket, retirement plan or other intermediary. These parties may charge transaction fees and may set different minimum investments or limitations on buying, selling or redeeming shares. The intermediaries are responsible for transmitting purchase orders and funds and for crediting their customers' accounts following redemptions made in accordance with their customer agreements and the Fund's Prospectus. Other persons may receive compensation for the marketing and shareholder servicing activities in the form of 12b-1 fees payable by the Fund under its Distribution and Shareholders Servicing Plan adopted under Rule 12b-1 under the 1940 Act.

      The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The minimum initial investment is $5,000 and additional investments must total at least $1,000. The minimum initial investment for qualified retirement accounts is $1,000 ($500 for Education IRAs) and there is no minimum for subsequent investments in retirement accounts or Education IRAs. The Fund may change or waive its policies concerning minimum investment amounts at any time. The Fund's Transfer Agent maintains all shareholder and shareholder transaction(s) records for the Fund.

      The Fund does not intend to issue certificates representing shares purchased. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued.

      Shares of the Fund may be purchased at the Fund's net asset value per share next computed after receipt of the purchase order. Net Asset Value is calculated as of the close of the New York Stock Exchange ("NYSE") (usually 4:00 P.M. eastern time) every day the exchange is open.

      The Fund's net asset value per share is determined by dividing the total value of the Fund's securities, cash and other assets, subtracting all of its expenses and liabilities, and then dividing by the total number of shares outstanding. Expenses and fees of the Fund, including management, distribution and shareholder servicing fees, are accrued daily and taken into account for the purpose of determining the net asset value.

      Shares will not be priced on days the New York Stock Exchange is closed.

      Cash and any receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. The Fund's securities are valued at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to reflect the contract's market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing net asset value is determined as of such time. If market quotations are not readily available, securities will be priced at their fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees. The Fund may use independent pricing services to assist in calculating the Fund's net asset value.

      Upon purchasing shares of the Fund, if a check or draft is returned unpaid to the Fund the Fund may impose a $25 charge for each returned item. All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

REDEEMING SHARES

      Shares of the Fund may be redeemed on any business day that the Fund calculates its net asset value. Shares will not be priced on days the New York Stock Exchange is closed. The redemption price will be the next net asset value per share calculated after the redemption order is accepted by the Fund's transfer agent. No fees are imposed by the Fund when shares are redeemed.

      Shares of the Fund may be redeemed by giving instructions to the Fund's transfer agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege.

      Certain written requests to redeem or transfer shares require a signature guarantee. For example, a signature guarantee may be required if shares are sold worth $50,000 or more if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. A signature guarantee is used to help protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Signature guarantees must appear together with the signature(s) of the registered owner(s), on: (1) a written request for redemption; or (2) a separate instrument of assignment, which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers).

      If shares are sold through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

      Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the custodian has completed collection of the purchase check, which may take up to 10 days. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

      If dividend checks are returned to the Fund as undeliverable or marked "unable to forward" by the postal service, the Fund will consider this a request by the shareholder to change the dividend option to reinvest all contributions. The proceeds will be reinvested in additional shares at their net asset value until the Fund receives new instructions.

      If mail is returned as undeliverable or the Fund is unable to locate you or verify your current mailing address, it may deduct the costs of any efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

      Distribution or redemption checks sent to a shareholder do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by a shareholder's failure to cash such checks.

      The Fund also reserves the right to make a "redemption in-kind" if the amount you are redeeming is large enough to affect Fund operations or if the redemption would otherwise disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount represents more than the lesser of $250,000 or 1% of the Fund's net assets. When the Fund makes a "redemption in-kind" it pays the Seller in portfolio securities rather than cash. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities is described above. Such valuation will be made as of the same time the redemption price is determined.

      In addition, if a shareholder's account balance falls below $1,000, the Fund may request the balance be increased. If it is still below $1,000 after 60 days, the Fund may automatically close the account and forward the proceeds to the shareholder.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

      The Trust is governed by a Board of Trustees, which has overall responsibility for management of the Trust. The Trustees are experienced business persons who meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Fund and review the performance of the Fund. The names and business addresses of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Trustees who are considered "interested persons" of the investment adviser or of the Trust, as defined in Section 2(a)(19) of the 1940 Act, are noted with an asterisk (*).


                            POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE       REGISTRANT                 DURING THE PAST 5 YEARS

--------------------------------------------------------------------------------


Theodore F. Ells, Esq.      Chairman of the Board of   Partner of the Law Firm
28 West 44th Street         Trustees                   of Craig & Ells
New York, NY 10036
Age 59


Robert E. Belknap*<F1>      Trustee, President and     Managing Director of
61 Broadway                 Portfolio Manager          Ingalls & Snyder LLC
New York, NY 10006
Age 61


Steven M. Foote*            Trustee                    Managing Director of
61 Broadway                                            Ingalls & Snyder LLC
New York, NY 10006
Age 38





--------------------
Mr. Belknap is the brother of Thomas H. Belknap, Esq., who serves on the Fund's Advisory Committee.


                            POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE       REGISTRANT                 DURING THE PAST 5 YEARS

--------------------------------------------------------------------------------

Barnabas B. B. Breed, Esq.  Trustee, Treasurer,        Principal of the Law
Tower Suite 3500            Secretary                  Firm of Breed &
The French Building                                    Associates
551 Fifth Avenue
New York, NY  10017
Age 55


Joseph Neuberger            Treasurer                  Senior Vice President of
                                                       Firstar Mutual Fund
                                                       Services, LLC,
                                                       Administrator of the Fund


Erin Probst                 Secretary                  Compliance Administrator
                                                       of Firstar Mutual Fund
                                                       Services, LLC,
                                                       Administrator of the Fund



The following individual has agreed to serve as a Trustee of the Fund upon the effectiveness of the Fund's Registration Statement:


Steven L. Wood              Trustee                    Managing Director of the
2250 Century Square                                    Real Estate Development
1501 Fourth Avenue                                     Firm of Century Pacific,
Seattle, WA 98101                                      L.P.
Age 52



COMPENSATION OF TRUSTEES; SHAREHOLDINGS

      The Trust does not compensate the Trustees who are officers or employees of the Investment Adviser or its affiliates. The "independent" Trustees receive a fee of $250 for each meeting of the Trustees which they attend in person or by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses. The Board of Trustees is expected to hold regular quarterly meetings, and would receive the annual compensation shown below from the Trust for serving on the

Board and attending all such meetings. The Trust does not offer any retirement benefits for Trustees.


                                                         TOTAL
                                                         COMPENSATION
NAME OF TRUSTEE             TITLE                        FROM TRUST

--------------------------------------------------------------------------------

Theodore F. Ells, Esq.      Chairman of the Board of     $1,000
                            Trustees

Steven L. Wood              Trustee                      $1,000

Steven M. Foote             Trustee                      None

Barnabas B. B. Breed, Esq.  Trustee                      $1,000

Robert E. Belknap           Trustee and President        None



      As of the date of this Statement of Additional Information, all the outstanding shares of the Fund are owned by Ingalls & Snyder, and none are owned individually by the officers and Trustees of the Fund.

ADVISORY BOARD

      The Fund has an Advisory Board whose members are experienced in many different types of business and who assist the Fund's portfolio manager in the ongoing assessment of economic, political and social developments as they may effect the investment strategy of the Fund. The members of the Advisory Board are not compensated, do not give investment advice to the Fund, and are as follows:


                                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    DURING THE PAST 5 YEARS

---------------------------------------------------------------------------------


Thomas H. Belknap, Esq.<F1>              Partner of the Law firm of
One International Place                  Hill & Barlow
Boston, MA  02110-2607
Age 59


Mr. David G. Booth                       Managing Director, Ret., of the
15 Garden Place                          investment firm Morgan Stanley Dean
Brooklyn, NY 11201                       Witter, Inc.
Age 45


Mr. W. Neville Conyers                   Chairman of Bermuda Aviation Services
PO Box HM 1554                           Limited/Aircraft Services Bermuda
Hamilton HM FX                           Limited
Bermuda
Age 70


Mr. Marc Declerck                        Agent Delegue of the investment firm
Place du Champs de Mars                  of
2 Marsveldplain                          Havaux & Cie
Brussels 1050, Belgium
Age 41


Mr. Christopher Finn                     Managing Director - International
20 Berkeley Square                       of the merchant banking firm The
London W1X 6NB                           Carlyle Group
United Kingdom
Age 42

--------------------
Mr. Belknap is the brother of Robert E. Belknap, who serves as a trustee and as the President and Portfolio Manager of the Fund.


                                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    DURING THE PAST 5 YEARS

---------------------------------------------------------------------------------

Mr. Jolmer D. Gerritse                   Managing Director of the
Nieuwezijds Voorburgwal 162              investment firm SNS Securities N.V.
1012 SJ Amsterdam
The Netherlands
Age 48


Mr. John G. Hunter                       Managing Director of the conference
123 East 54th Street                     management company The Management
New York, NY 10022                       Exchange, Inc.
Age 62


Mr. William J. Loschert                  Chairman of the insurance company
Crosby Court                             ACE UK Limited
38 Bishopsgate
London EC2N 4DL
United Kingdom
Age 60


Mr. Wynant D. Vanderpoel                 President of private investment company
79 East 79th Street                      The Vanderpoel Group
New York, N.Y. 10021
Age 60


Mr. C. P. T. Vaughan-Johnson             Deputy Chairman of the private bank
1 Hobart Place                           Duncan Lawrie Limited
London SW1W 0HU
England
Age 65

                                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    DURING THE PAST 5 YEARS

---------------------------------------------------------------------------------

Mr. John S. Wadsworth, Jr.               Chairman of Morgan Stanley Dean Witter
Queens Garden Tower A, 3102              Asia Limited
9 Old Peak Road
Hong Kong
Age 61


Mr. Lewis M. Weston                      Retired Partner of the investment
85 Broad Street                          banking firm Goldman, Sachs & Co.
New York, NY  10004
Age 73


Mr. Christopher Wetherhill               Managing Director of the mutual fund
P. O. Box HM 951                         services firm Hemisphere Management
Hamilton HM DX                           Ltd.
Bermuda
Age 51


Mr. Edward W. Wheeler                    Senior Vice President of the
630 3rd Avenue                           investment
New York, NY 10017                       research firm The Buckingham Research
Age 56                                   Group, Inc.


Mr. Robert D. White                      Chief Operating Officer of the
28 Lower Ormond Quay                     investment firm Investor Select
Dublin 1                                 Advisors, Inc.
Republic of Ireland
Age 30

                                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    DURING THE PAST 5 YEARS

---------------------------------------------------------------------------------

Roger T. Wickers, Esq.                   Senior Vice President and General
99 Springfield Point                     Counsel, Ret., of the mutual fund
Wolfeboro, NH  03894                     management company The Keystone Group
Age 64


Mr. Henry K. Wingate                     Independent Educational Consultant
P.O. Box 197
Sandisfield, MA  01255
Age 61




INVESTMENT ADVISER AND ADVISORY AGREEMENT

      Ingalls & Snyder LLC ("Ingalls & Snyder" or the "Investment Adviser") having its principal offices located at 61 Broadway, New York, NY 10006, is the Fund's investment adviser. Ingalls & Snyder is registered as an investment adviser under the Investment Advisers Act of 1940 (as amended, the "Advisers Act"). Ingalls & Snyder also is a registered broker-dealer and a member of the New York and American Stock Exchanges and the National Association of Securities Dealers. Ingalls & Snyder serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of February 4, 2000 (the "Advisory Agreement"). The Advisory Agreement was approved by the sole shareholder of the Fund on February 3, 2000.

      Under the Advisory Agreement, the Investment Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies and restrictions as set forth in its Prospectus, this Statement of Additional Information and the resolutions of the Trustees. The Investment Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Investment Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.

      The Fund is obligated to pay the Investment Adviser a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its advisory fee or reimburse the Fund's expenses to the extent necessary to ensure that the total operating expenses of the Fund on an annualized basis do not exceed 1.70% of average daily net assets during the Fund's first year of operations, which ends on October 31, 2000, on an annualized basis. This contractual arrangement may not be terminated by the Investment Adviser during the stated period.

      During the term of the Advisory Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Adviser under the Advisory Agreement are not exclusive, and the Investment Adviser is free to perform similar services for others.

      Ingalls & Snyder is an independent, privately owned firm. Its shareholders consist of twenty-five directors, none of whom owns more than 25% of its outstanding stock.

      Unless sooner terminated in accordance with its terms, the Advisory Agreement is initially effective for a period of two years and may be continued from year to year, provided that such continuance is approved at least annually by a vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Trustees, and in either event by vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      The Advisory Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party: (i) by the majority vote of all the Trustees or by majority vote of the outstanding voting securities of the Fund; or (ii) by the Investment Adviser.

      The Advisory Agreement may be amended by the parties, provided, in most cases, that any such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or of the Investment Adviser, cast in person at a meeting called for the purpose of voting upon such approval.

      Under the terms of the Advisory Agreement, the Investment Adviser will be liable to the Fund only for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      The Investment Adviser and the Trust have agreed that the Fund will use the name "Legacy," and that other funds with differing investment objectives may also be formed under the Legacy name.

CODE OF ETHICS

      Both the Fund and the Investment Adviser have adopted a Code of Ethics that governs the conduct of employees of the Fund and the Investment Adviser who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Code requires pre-clearance of trading of initial public offerings and limited offerings and requires reporting of personal securities transactions. Violations of the code are subject to review by the Trustees and could result in severe penalties.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Ingalls & Snyder provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. These shares were acquired for investment and can be disposed of only by redemption. As of the date of this Statement of Additional Information Ingalls & Snyder owned 100% of the outstanding shares of the Fund. So long as Ingalls & Snyder owns more than 25% of the outstanding shares of the Fund, it will be deemed to control the Fund. As a controlling shareholder, Ingalls & Snyder would be able to exercise a controlling or substantial influence over the outcome of each matter submitted to a vote of the shareholders of the Fund, including the election of Trustees.

SERVICE AGREEMENTS

      As more fully described below, the Trust has entered into a number of agreements with Firstar Mutual Funds Services, LLC ("Firstar"), a Wisconsin limited liability company, pursuant to which Firstar performs management-related and other services for the Fund. Firstar serves as the Administrator, Transfer Agent, Dividend Disbursing Agent and Fund Accountant. Firstar Bank Milwaukee, N.A. ("Firstar Bank"), which is an affiliate of Firstar, serves as the Fund's custodian. The principal offices of Firstar and Firstar Bank are located at 615 East Michigan Street, Milwaukee, WI 53202.

      ADMINISTRATOR

      Pursuant to a Fund Administration Servicing Agreement with the Trust (the "Administration Agreement"), Firstar serves as Administrator of the Fund and subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund's Investment Adviser. As Administrator, Firstar receives asset-based fees at the annual rate of 0.06% of the first $200 million of average daily net assets, 0.05% of the next $500 million of average daily net assets and 0.03% of average daily net assets above $700 million, subject to a minimum annual fee of $30,000.

      Under the Administration Agreement, Firstar provides certain administrative services and facilities for the Fund. These services include preparing and maintaining books, records, tax and financial reports, and monitoring compliance with state and federal regulatory requirements.

      FUND ACCOUNTING

      Pursuant to a Fund Accounting Servicing Agreement with the Trust, Firstar is responsible for accounting relating to the Fund and its investment transactions, maintaining certain books and records of the Fund, determining daily the net asset value per share of the Fund, calculating yield, dividends and capital gain distributions and providing certain tax accounting services.

      Under the Fund Accounting Servicing Agreement, Firstar receives asset-based fees at the annual rate of $23,000 for the first $40 million of average daily net assets, 0.015% of the next $200 million of average daily net assets and 0.01% of average daily net assets above $240 million.

      TRANSFER AGENT

      Pursuant  to a  Transfer  Agent  Servicing  Agreement  with the Trust (the
"Transfer Agent Agreement"), Firstar acts as the Trust's transfer agent and dividend disbursing agent. In that capacity, Firstar is responsible for processing orders for Fund shares and for performing certain shareholder services for the Fund, including maintenance of shareholder records. Firstar is compensated based on an annual fee of $15 per shareholder account outside of the omnibus account plus a minimum annual fee of the greater of $15,000 or .005% of the average net assets of the Fund.

      CUSTODIAN

      Pursuant to a Custodian Servicing Agreement with the Trust, Firstar Bank acts as the custodian of the Fund's securities and cash and in that capacity delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments. Firstar Bank is compensated on the basis of an annual fee based on the market value of the assets of the Fund and on fees for certain transactions. Firstar Bank receives asset-based fees at the annual rate of 0.01% of the average net assets of the Fund plus specified charges for portfolio transactions.

      DISTRIBUTOR

      Ingalls & Snyder LLC (the "Distributor"), located at 61 Broadway, New York, NY 10006, serves as the principal underwriter and distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of February 3, 2000 (the "Distribution Agreement"). The distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state's securities laws and is a member of the National Association of Securities Dealers ("NASD"). The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature.

      DISTRIBUTION PLAN

      The Board of Trustees has adopted a Distribution Plan ("the Plan") on behalf of the Fund, in accordance with Rule 12b-1 (the "Rule") under the 1940 Act. The Fund is authorized under the Plan to use the assets of the Fund to compensate the Distributor or others for certain activities relating to the distribution of shares of the Fund to investors and the provision of shareholder services. The amount payable under the Plan is 0.50% of the Fund's average net assets on an annual basis. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investor's investment.

      The NASD's maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based. This rule may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan.

      The Plan authorizes the use of distribution fees to pay, or reimburse expenses incurred by, banks, broker/dealers and other institutions which provide distribution assistance and/or shareholder services including, but not limited to, printing and distributing prospectuses to persons other than Fund shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Fund, furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Such services may be performed by the Distributor, the Investment Adviser or others.

      The Plan requires that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of the Rule and setting out the amounts expended under the Plan and the purposes for which those expenditures were made. The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

      Neither the Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting on the Plan and the related agreements. The Trustees approved the Plan on November 22, 1999.

      The Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Plan. The Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or by vote of a majority of the outstanding voting securities of the Fund.

      The Plan may not be amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.

      INDEPENDENT ACCOUNTANTS

      The Fund's independent accountants, Arthur Andersen LLP, will audit the Fund's annual financial statements and review the Fund's tax returns. Arthur Andersen LLP is located at 100 East Wisconsin Avenue, Milwaukee, WI 53202.

PORTFOLIO TRANSACTIONS AND TURNOVER

      The Investment Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any.

      Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Ingalls & Snyder. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Adviser and the broker or futures commission merchant. In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Ingalls & Snyder in any transaction in which Ingalls & Snyder (or any affiliate) acts as principal, except in accordance with rules of the SEC. Thus, it will not deal in the over-the-counter market with Ingalls & Snyder acting as market maker, and it will not execute a negotiated trade with Ingalls & Snyder if execution involves Ingalls & Snyder acting as principal with respect to any part of the Fund's order.

      In placing orders for portfolio securities of the Fund, the Investment Adviser's primary objective is to obtain the best combination of favorable price and efficient execution consistent with obtaining investment research and research related services at reasonable cost. There is no pre-existing commitment to place orders with any broker, dealer or futures commission merchant. In selecting a particular broker, dealer or futures commission merchant, the Investment Adviser considers a number of factors, including: the broker's, dealer's or futures commission merchant's commission rate and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; trading patterns and activity expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the firm's ability to handle difficult trades; the availability of research and research related services through such firms; the Investment Adviser's knowledge of the financial stability of the firms; the Investment Adviser's knowledge of actual or apparent operational problems of firms; and prior performance in servicing the Investment Adviser and its clients. In consideration of these factors, the Fund may pay transaction costs in excess of that which another broker, dealer or futures commission merchant might have charged for effecting the same transaction.

      In transactions with respect to equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere.

      The allocation of orders among firms and the commission rates paid will be reviewed periodically by the Fund's Trustees.

      The research and research related services considered by the Investment Adviser in selecting brokers, dealers and futures commission merchants include, among other things, information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments, research reports, research compilations, economic data, and investment related periodicals and seminars. The Investment Adviser may use research and research related services provided by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the Investment Adviser in connection with the Fund. Brokerage may also be allocated to dealers in consideration of the Fund's share distribution but only when execution and price are comparable to that offered by other brokers.

      Subject to the above considerations, Ingalls & Snyder may act as securities broker for the Fund, and there is no limit on the percentage of the Fund's orders that may be directed to Ingalls & Snyder. In order for Ingalls & Snyder (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Ingalls & Snyder (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Ingalls & Snyder (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Ingalls & Snyder (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Ingalls & Snyder may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Ingalls & Snyder must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Ingalls & Snyder from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Ingalls & Snyder (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Ingalls & Snyder (or such affiliate) by applicable law.

      The Investment Adviser provides investment advisory services to individuals and other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts, and other investment pools. There may be occasions when other investment advisory clients advised by the Investment Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Investment Adviser may average the transactions as to price and allocate the amount of available investments in a manner which it believes to be equitable to each client, including the Fund. As well, to the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions.

      The Fund does not normally engage in frequent trading activities for short-term gains; however, the Investment Adviser will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. While the Fund anticipates that its annual portfolio turnover rate should not exceed 50% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

SHARES OF BENEFICIAL INTEREST

      The Trust is a series business trust that currently offers one series of shares. The beneficial interest of the Trust is divided into an unlimited number of shares, with a par value of $0.001 each. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of trustees can elect all of the trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. Shares will be maintained in open accounts on the books of the Transfer Agent, and stock certificates representing shares of the Fund will not be issued.

      If they deem it advisable and in the best interests of shareholders, the Trustees may create additional funds, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such funds, which may differ from each other as to expenses and dividends. If additional funds are created, shares of each fund will be entitled to vote only to the extent required by the 1940 Act or as permitted by the Trustees. Upon the Trust's liquidation, all shareholders of a fund would share pro-rata in the net ASSETS of such fund available for distribution to shareholders of that fund, but, as shareholders of such a fund, would not be entitled to share in the distribution of assets belonging to any other fund.

DIVIDENDS

      A shareholder will automatically receive all dividend and capital gain distributions in additional full and fractional shares of the Fund unless the shareholder elects to receive such dividends or distributions in cash. Shareholders will receive a confirmation of each new transaction in their account. The Fund will confirm all account activity, including the payment of dividend and capital gain distributions and all Fund share transactions. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION CONCERNING DISTRIBUTIONS AND TAXES

      DISTRIBUTIONS

      DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitute its net investment income from which dividends may be paid to shareholders. Any distributions by the Fund from such income will be taxable to most U.S. shareholders as ordinary income, whether such income is taken in cash or in additional shares.

      DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to most U.S. shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to most U.S. shareholders as long-term capital gain, regardless of how long the shares have been held. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

      INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform all shareholders of the amount and character of all distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If shareholders have not held Fund shares for a year, said shareholders may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Fund.

      TAXES

THE FOLLOWING IS A SUMMARY OF SELECTED FEDERAL INCOME TAX CONSIDERATIONS THAT MAY AFFECT THE FUND AND ITS SHAREHOLDERS AND IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), TREASURY REGULATIONS, COURT DECISIONS AND IRS RULINGS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE. IT DOES NOT PURPORT TO DEAL WITH ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO THE FUND AND ITS SHAREHOLDERS. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, PLEASE BE SURE TO CONSULT YOUR TAX PROFESSIONAL REGARDING FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES.

      ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund intends to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to the shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

      EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to shareholders by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by shareholders as received in December) but does not guarantee and can give no assurances that such distributions will be sufficient to eliminate all such taxes.

INVESTMENT PERFORMANCE

      For purposes of quoting and comparing the performance of the Fund to other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures will be based on the historical performance of the Fund.

      TOTAL RETURN INFORMATION

      The Fund may from time to time provide or advertise performance information, including its total return and average annual total return. Total return shows the percentage change in the value of an investment in the Fund over a specified period, assuming (i) a hypothetical investment of $1,000 at the beginning of the period, (ii) reinvestment of all dividends and distributions and (iii) deduction of all applicable charges and expenses, including sales charges, if any. Average annual total return represents the annual compounded growth rate that would produce the total return achieved over the applicable period. Under rules of the SEC, the performance information presented by the Fund must include the Fund's average annual total return. Under the rules of the SEC, the Fund's total return information must be calculated according to the following formula:

                                P (1 + T)N = ERV

     In advertising its total return and average annual total

     Where: P =      a hypothetical initial payment of $1,000
            T =      average annual total return
            N =      number of years
            ERV =    ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the applicable periods.

      When the period covered by the performance information is less than one year, the return quoted will be the total return rather than average annual total return. The performance information provided or advertised by the Fund would not reflect any deduction or adjustment for sales or other charges that may be imposed by any investment adviser, financial planner, broker, dealer or other investment professional or through a fund supermarket, retirement plan or other intermediary other than the Distributor.

      The Fund also may compare its total return and average annual total return to the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, and the Value Line Composite Index.

      YIELD INFORMATION

      From time to time, the Fund also may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                                  ((a - b     )6     )
                       YIELD = 2 x((----- + 1 )  - 1 )
                                  (( cd       )      )

      Where:

            a =      dividends and interest earned during the period.
            b =      expenses accrued for the period (net of reimbursements).
            c =      the average daily number of shares outstanding during
                     the period that were entitled to receive dividends.
            d =      the maximum offering price per share on the last day of
                     the period.

      Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's offering price at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions paid by the Fund over the same period or the rate of income reported in the Fund's financial statements.

      PERFORMANCE RANKINGS

      The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to SEI, Lipper Mutual Fund Performance Analysis, Intersect Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analysts as Dow Jones, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average/U.S. Government and Agency, or as they appear in various publications including but not limited to THE WALL STREET
JOURNAL, FORBES, BARRON'S, FORTUNE, MONEY Magazine, THE NEW YORK TIMES, FINANCIAL WORLD, FINANCIAL SERVICES WEEK, USA TODAY and other regional publications.

                              FINANCIAL STATEMENTS

                               LEGACY GROWTH FUND
                       Statement of Assets and Liabilities
                                January 11, 2000


ASSETS:

      Cash                                         $100,000
      Prepaid Registration Fees                       4,900
      Prepaid Insurance                              10,947
                                                   --------

         Total Assets                              $115,847
                                                   --------

LIABILITIES:

      Payable to Adviser                            $15,847
                                                    -------

         Total Liabilities                          $15,847
                                                    -------

NET ASSETS:                                        $100,000
                                                   ========

      Capital shares, $0.001 par value;              10,000
         indefinite shares authorized                ======

      Net asset value offering and redemption        $10.00
         price per share (net assets/shares          ======
         outstanding)




SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                               LEGACY GROWTH FUND
                        Notes to the Financial Statements

1.    ORGANIZATION
      ------------

      The Legacy Funds, Inc. (the "Trust") was organized as a Delaware Business Trust on July 14, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Legacy Growth Fund, (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Trust. The Fund has had no operations other than those related to organizational matters, including the sale of 10,000 shares for cash in the amount of $100,000 of the Fund to capitalize the Fund, which were sold to Ingalls & Snyder LLC (the "Adviser") on January 7, 2000.

2.    SIGNIFICANT ACCOUNTING POLICIES
      -------------------------------

      (a)   ORGANIZATION AND PREPAID INITIAL REGISTRATION EXPENSE

            Expenses incurred by the Trust in connection with the organization have been paid on behalf of the Trust by the Adviser and will not be reimbursed by the Trust.

      (b)   FEDERAL INCOME TAXES

            The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

3.    INVESTMENT ADVISER
      ------------------

      The Trust has an Investment Advisory Agreement (the "Agreement") with the Adviser, Ingalls & Snyder, with whom certain Officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily assets.

      The Adviser has agreed contractually to waive its management fee and/or reimburse the Fund's other expenses, to the extent necessary, to ensure that the Fund's operating expenses do not exceed 1.70% of its average daily net assets for the first year of operations.

4.    DISTRIBUTION PLAN
      -----------------

      The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which provides that the Fund will pay distribution fees to Ingalls & Snyder LLC (the "Distributor") at an annual rate of 0.50% of the average daily net assets attributable to its shares. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor for services provided and expenses incurred in connection with the sales of shares.

                               ARTHUR ANDERSEN LLP





                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees
of the Legacy Growth Fund:

We have audited the statement of assets and liabilities of the Legacy Growth Fund (the "Fund", a Delaware Business Trust), a series of The Legacy Funds, Inc. as of January 11, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the net assets of the Legacy Growth Fund as of January 11, 2000, in conformity with generally accepted accounting principles.




                                       ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
January 12, 2000

                          PART C. OTHER INFORMATION
                          -------------------------


Item 23.  Exhibits

      (a)   Certificate of Trust of the Registrant

                  (1) Agreement and Declaration of Trust of Registrant dated July 14, 1999. (Previously filed as Exhibit 23(a)(1) to Pre-Effective Amendment No. 2 on December 27, 1999.)

                  (2)   Certificate of Trust of Registrant  dated July 14, 1999.
                        (Previously   filed   as   Exhibit   23(a)(2)   to   the
                        Registration Statement on July 27, 1999.)

      (b) By-Laws of the Registrant. (Previously filed as Exhibit 23(b) to the Registration Statement on July 27, 1999.)

      (c)   Instruments Defining Rights of Security Holders

                  (1) Agreement and Declaration of Trust. (Previously filed as Exhibit 23(a)(1) to Pre-Effective Amendment No. 2 on December 27, 1999.)

                  (2) Certificate of Trust. (Previously filed as Exhibit 23(a)(2) to the Registration Statement on July 27, 1999.)

                  (3) By-Laws of Registrant. (Previously filed as Exhibit 23(b) to the Registration Statement on July 27,1999.)

      (d) Investment Advisory Agreement between the Registrant and Ingalls & Snyder, LLC. (Previously filed as Exhibit 23(d) to Pre-Effective Amendment No. 2 on December 27, 1999.)

      (e) Distribution Agreement between the Registrant and Ingalls & Snyder, LLC. (Previously filed as Exhibit 23(e) to Pre-Effective Amendment No. 2 on December 27, 1999.)

      (f)   Not Applicable

      (g) Custodian Servicing Agreement between the Registrant and Firstar Bank Milwaukee, N.A. (Previously filed as Exhibit 23(g)(1) to Pre-Effective Amendment No. 2 on December 27, 1999.)

      (h)   Other Material Contracts

                  (1) Fund Administration Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC. (Previously filed as Exhibit 23(h)(1) to Pre-Effective Amendment No. 2 on December 27, 1999.)

                  (2) Fund Accounting Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC. (Previously filed as Exhibit 23(h)(2) to Pre-Effective Amendment No. 2 on December 27, 1999.)

                  (3) Transfer Agent Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC. (Previously filed as Exhibit 23(h)(3) to Pre-Effective Amendment No. 2 on December 27, 1999.)

      (i)   Legal Opinion and Consent of Hughes Hubbard & Reed LLP.

      (j)   Consent of independent auditors.

      (k)   Not Applicable

      (l)   Initial Capital Agreement.

      (m)   Distribution   Plan.   (Previously   filed  as   Exhibit   23(m)  to
            Pre-Effective Amendment No. 2 on December 27, 1999.)

      (n)   Not Applicable

      (o)   Not Applicable

      (p)   Secretary's Certificate and Powers of Attorney. (Previously filed as
            Exhibit  23(p) to  Pre-Effective  Amendment  No. 2 on  December  27,
            1999.)

Item 24.  Persons Controlled by or under Common Control with Fund

      Prior to the commencement of the public offering of the shares of the Fund all of the outstanding shares of the Trust will be owned by Ingalls & Snyder, LLC.

      Thomas O. Boucher, Jr. and Robert L. Gipson, who are a Managing Director and a Senior Director, respectively, of Ingalls & Snyder are general partners of Ingalls & Snyder Value Partners, L.P. ("Value Partners"). Value Partners is a private investment fund organized as a New York limited partnership for which Ingalls & Snyder acts as investment adviser.

Item 25.  Indemnification

      Reference is made to Section 7.02 of the Registrant's Agreement and Declaration of Trust, which provides that, subject to the provisions of the Fund's Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust, except that the Trust is not obligated to indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Article VI of the Fund's Bylaws provide that the Trust is obligated to indemnify the Trustees and officers of the Trust if the Trustee or officer was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such the Trustee or officer is or was a Trustee or officer of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that the Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity, that his conduct was in the Trust's best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

      In the case of actions by or in the right of the Trust, the Trust is obligated to indemnify any Trustee or officers who was or is a party or is threatened to be made a party to any such proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that that person is or was a Trustee or officer of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if the Trustee or officer acted in good faith, in a manner that he believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

      There is no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Trust. Indemnification may not be made:

            (i) In respect of any proceeding as to which the Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

            (ii) In respect of any proceeding as to which that person shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the

Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

            (iii) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the indemnification is approved based on a determination that indemnification of the Trustee or officer is proper in the circumstances because the Trustee or officer has met the applicable standard of conduct and is not prohibited from indemnification because of the disabling conduct described above, by:

            (A) a majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust;

            (B) a written opinion by an independent legal counsel; or

            (C) the shareholders.

      To the extent that a Trustee or officer has been successful, on the merits or otherwise, in the defense of any proceeding before the court or other body before whom the proceeding was brought, the Trustee or officer shall be indemnified against expenses actually and reasonably incurred by the Trustee or officer in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the Trustee or officer was not liable by reason of the disabling conduct described above.

      Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding if (a) receipt of a written affirmation by the Trustee or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of the Trustee or officer to repay the amount of the advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

      The Trust intends to purchase and maintain insurance which will insure Trustees and officers of the Trust against any liability asserted against or incurred by the Trustee or officer in such capacity or arising out of the Trustee's or officer's status as such to the fullest extent permitted by law.

      Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

            Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

      The name and address of each director, officer and partner of Ingalls & Snyder, LLC, together with their positions with Ingalls & Snyder, their positions, if any, with the Fund and their other business connections for the past two years are set forth below.



NAME AND PRINCIPAL            POSITIONS AND OFFICES      POSITIONS AND OFFICES          BUSINESS AND
BUSINESS ADDRESS            WITH INGALLS & SNYDER, LLC         WITH FUND             OTHER CONNECTIONS


Roscoe Cuningham Ingalls        Managing Director                None            None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006

Lawton Storrs Lamb              Managing Director                None            None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006

William Reed Simmons            Managing Director                None            None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006

Edward H. Oberst                Managing Director                None            None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006


NAME AND PRINCIPAL            POSITIONS AND OFFICES      POSITIONS AND OFFICES          BUSINESS AND
BUSINESS ADDRESS            WITH INGALLS & SNYDER, LLC         WITH FUND             OTHER CONNECTIONS

D. Roger B. Liddell             Managing Director                None            None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006

Thomas O. Boucher, Jr.          Managing Director                None            General Partner of
Ingalls & Snyder, LLC                                                            Ingalls & Snyder Value
61 Broadway                                                                      Partners, L.P.
New York, New York 10006                                                         61 Broadway
                                                                                 New York, New York 10006

John Joseph Dougherty           Managing Director                None            None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006

Steven Michael Foote            Managing Director               Trustee          None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006

Robert E. Belknap               Managing Director      Trustee, President and    None
Ingalls & Snyder, LLC                                  portfolio manager
61 Broadway
New York, New York 10006


NAME AND PRINCIPAL            POSITIONS AND OFFICES      POSITIONS AND OFFICES          BUSINESS AND
BUSINESS ADDRESS            WITH INGALLS & SNYDER, LLC         WITH FUND             OTHER CONNECTIONS

Alexander M. Blanton             Senior Director                 None            None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006

Horace S. Boone                  Senior Director                 None            None
Ingalls & Snyder, LLC
61 Broadway
New York, New York 10006

Robert Livingston Gipson         Senior Director                 None            General Partner of
Ingalls & Snyder, LLC                                                            Ingalls & Snyder Value
61 Broadway                                                                      Partners, L.P.
New York, New York 10006                                                         61 Broadway
                                                                                 New York, New York 10006


Item 27.  Principal Underwriters

      (a)   Not Applicable.

      (b)   Please see Item 26.

      (c)   Not applicable.

Item 28.  Location of Accounts and Records

      The books and other documents required to be maintained pursuant to Rule 31a-1(b) (4) and (b) (10) are in the physical possession of the Fund's Investment Adviser, Ingalls & Snyder LLC, 61 Broadway, New York, New York, 10006; accounts, books and other documents required by Rule 31a-1(b) (5) through
(7) and (b) (11) and Rule 31a-1(f) are in the physical possession of Ingalls & Snyder LLC, 61 Broadway, New York, New York, 10006; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Firstar Mutual Fund Services, LLC and Firstar Bank Milwaukee, N.A., 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

Item 29.  Management Services

      Not Applicable.

Item 30.  Undertakings

      See Item 25.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on February 3, 2000.


                                    THE LEGACY FUNDS, INC.


                                    By:  /S/ ROBERT E. BELKNAP                 *
                                         --------------------------------------
                                         Robert E. Belknap
                                         President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment has been signed below by the following persons in the capacities and on the dates indicated:


/S/ ROBERT E. BELKNAP         *   President and Trustee   February 3, 2000
------------------------------    (Principal Executive
      (Robert E. Belknap)         Officer)



/S/ JOSEPH NEUBERGER          *   Treasurer (Principal    February 3, 2000
------------------------------    Financial Officer)
      (Joseph Neuberger)



/S/ THEODORE F. ELLS          *   Chairman of the Board   February 3, 2000
------------------------------    of Trustees and Trustee
      (Theodore F. Ells)



/S/ STEVEN M. FOOTE           *   Trustee                 February 3, 2000
------------------------------
       (Steven M. Foote)



/S/ BARNABAS B. B. BREED      *   Trustee                 February 3, 2000
------------------------------
      (Barnabas B. B. Breed)



* By: /S/ ELIZABETH LARSON
      ------------------------
      Elizabeth Larson
      Attorney-in-Fact